UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2025

Foxx Development Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42285	99-5119494
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

15375 Barranca Parkway C106 Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

201-962-5550

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FOXX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	FOXXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging  growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

AMENDMENT AND SUPPLEMENT TO THE PROXY STATEMENT

The following disclosures (the “Supplemental Disclosures”) in this Current Report on Form 8-K supplement, and should be read in conjunction with, the disclosures contained in the Company’s definitive proxy statement (as the same may be amended or supplemented, the “Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on December 1, 2025, in connection with the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Foxx Development Holdings, Inc. (the “Company”), which will be held on December 22, 2025. To the extent the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement, which shall be read in its entirety. All other information in the Proxy Statement remains unchanged.

On November 19, 2025, 182,214 shares of common stock (the “Incentive Shares”) previously granted to 15 directors, officers or employees of the Company under the 2024 Equity Incentive Plan became fully vested. On December 4, 2025, the transfer agent of the Company, Vstock Transfer LLC, completed the processing of the issuance of the Incentive Shares. As the Incentive Shares were issued as of November 19, 2025, the holders thereof would be entitled to vote as of the record date for the Annual Meeting, which is November 28, 2025 (the “Record Date”).

The purpose of the Supplemental Disclosures is to update the total outstanding shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) as of the Record Date, and the relevant disclosure in the Proxy Statement relating to the total outstanding shares of Common Stock. In addition, the Supplemental Disclosures also disclose the age of Ms. Michelle Jie Shen, a director nominee. Terms used herein, unless otherwise defined, have the meanings set forth in the Proxy Statement.

Amendment to Page 2: the Questions and Answers About the Annual Meeting

Q: Who is entitled to vote at the Annual Meeting?

A: Holders of record of Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. As of the Record Date, we had issued and outstanding 7,058,727 shares of Common Stock which were owned by 28 stockholders of record.

Amendment to Page 4: the Annual Meeting – Record Date and Voting Power

Our Board fixed the close of business on November 28, 2025, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at the Annual Meeting. As of the Record Date, there were an aggregate of 7,058,727 shares of Common Stock outstanding, with each share of Common Stock entitling the holder thereof to one vote.

Amendment to Page 7: Proposal 1. Election of Directors – Nominees for Election as Directors

Ms. Michelle Jie Shen is 50 years old.

Amendment to Page 12: Beneficial Ownership and Other Matters

The table below provides certain information about beneficial ownership of Common Stock as of the Record Date with respect to: (i) each person, or group of affiliated persons, who is known to the Company to own more than five percent (5%) of the shares of Common Stock outstanding; (ii) each of the Company’s directors; (iii) each of the Company’s executive officers; and (iv) all of the Company’s directors and executive officers as a group.

Except as otherwise noted, to the knowledge of the Company, all persons listed below have sole voting and dispositive power with respect to all shares of Common Stock they beneficially own, except to the extent authority is shared by spouses under applicable law. The applicable percentage of beneficial ownership is based on 7,058,727 shares of Common Stock outstanding as of the Record Date. In computing the number of shares of Common Stock beneficially owned by a person and the applicable percentage of beneficial ownership for that person, we deemed beneficially owned those outstanding shares of Common Stock underlying options held by that person that are currently exercisable or exercisable within sixty (60) days of the Record Date. We did not deem these shares beneficially owned, however, for the purpose of computing the percentage of beneficial ownership for any other person.

Unless otherwise indicated, the address of each stockholder is in care of Foxx Development Holdings Inc., 15375 Barranca Parkway C106, Irvine, CA 92618.

	Beneficial Ownership of Common Stock
Name and Address of Beneficial Owner	Number of Shares	%
Directors and Named Executive Officers
Greg Foley	6,078	* %
“Joy” Yi Hua(1)(2)	2,173,604	30.8%
Haitao Cui	35,366	* %
James Liao	7,773	* %
“Eva” Yiqing Miao	—	—
Edmund R. Miller	1,197	* %
John Chiang	—	—
All directors and executive officers as a group (seven persons)	2,216,245	31.4%

5% Beneficial Owner
Acri Capital Sponsor LLC(2)	2,156,250	30.5%
BRR Investment Corp.(3)	2,081,100	29.5%
New Bay Capital Limited(4)	700,473	9.9%
BR Technologies Pte. Ltd.(5)	663,581	9.4%

*	Less than one percent (1%)
(1)	Representing 2,156,250 shares of Common Stock held by Acri Capital Sponsor LLC, and 17,354 shares of Common Stock held by Joy Yi Hua.
(2)	Acri Capital Sponsor LLC, is the record holder of the securities reported herein. “Joy” Yi Hua, our CFO, is the sole manager and member of Acri Capital Sponsor LLC. By virtue of this relationship, Ms. Hua may be deemed to have beneficial ownership of the securities held of record by Acri Capital Sponsor LLC. The address of Acri Capital Sponsor LLC is 13284 Pond Springs Rd, Ste 405, Austin, Texas 78729.
(3)	BRR Investment Corp. is a limited liability company incorporated under laws of U.S. Virgin Islands. Lapistone Trust LLC, the trustee of Durabilis Trust, owner of BRR Investment Corporation, has directed voting and investment discretion with respect to the securities held by the BRR. The address of BRR Investment Corp. is Royal Palms Professional Building, 9053 Estate Thomas, Ste. 101, St. Thomas, U.S. Virgin Islands, 00802. This information is based solely on a Schedule 13D filed by BRR Investment Corp. and Lapistone Trust LLC, with the SEC on September 27, 2024 and the amount of forfeited shares in the escrow account.
(4)	New Bay Capital Limited is a limited liability company incorporated in Hong Kong and wholly-owned by New Bay Capital (Cayman) Corporation, an exempted corporation incorporated under laws of Cayman Island and wholly-owned by Mr. Shi Liu, who has the voting and dispositive power with respect to the securities owned by this entity. The address of New Bay Capital Limited is Rm. 805, 8/F, Harbour Crystal Center, No. 100 Granville Road, Tsim Sha Tsui, KL, Hong Kong. This information is based solely on a Schedule 13D filed by New Bay Capital Limited, with the SEC on October 7, 2024 and the amount of forfeited shares in the escrow account.
(5)	BR Technologies Pte. Ltd. is a limited liability company incorporated in Singapore and wholly-owned by Mr. Baoman Xu, who has the voting and dispositive power with respect to the securities owned by this entity. The address of BR Technologies Pte. Ltd. is 51 Normanton Park, #24-29 Normanton Park, Singapore 117281. This information is based solely on a Schedule 13D filed by BR Technologies Pte. Ltd. with the SEC on October 7, 2024 and the amount of forfeited shares in the escrow account.

There is no change to the location, the purpose or any of the proposals to be acted upon at the Annual Meeting. The physical location of the Annual Meeting remains at the offices of the Company at 15375 Barranca Parkway C106, Irvine, CA 92618, and virtually via teleconference, for which you must register in advance at: https://forms.cloud.microsoft/r/mwd9tmKBbL.

The Record Date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting remains the close of business on November 28, 2025. Stockholders as of the Record Date who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Stockholders who have not yet done so are encouraged to vote as soon as possible.

If you have questions regarding the certification of your position or delivery of your shares of Common Stock, please contact:

Vstock Transfer LLC

18 Lafayette Place
Woodmere, NY 11598
Attn: Action Team

Stockholders who have questions regarding the Annual Meeting or the impact on the votes casted, or would like to request documents, may contact our office at 201-962-5550 or by sending a letter to our Corporate Secretary at the office of the Company at 15375 Barranca Parkway C106, Irvine, CA 92618.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Adjournment, the date of the Annual Meeting and the extension of the deadline to deliver a redemption request. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On December 1, 2025, the Company filed the Proxy Statement with the SEC in connection with its solicitation of proxies for the Annual Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or contact our office at 201-962-5550 or by sending a letter to our Corporate Secretary at the office of the Company at 15375 Barranca Parkway C106, Irvine, CA 92618.

Participants in the Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Annual Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXX DEVELOPMENT HOLDINGS INC.

Date: December 9, 2025	By:	/s/ Joy Yi Hua
		Name:	Joy Yi Hua
		Title:	CFO

4